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                                                                   EXHIBIT 10.20

                     SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of April 15, 1998 by and between KEY PRODUCTION COMPANY, INC., a Delaware corporation ("Borrower"), and NATIONSBANK OF TEXAS, N.A. ("Lender"),

                                  WITNESSETH:

     WHEREAS, Borrower and Lender have entered into that certain Credit Agreement dated as of April 25, 1994 (as from time to time further supplemented, amended, or restated, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower and Lender desire to amend the Original Agreement as provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                  ARTICLE I.

                          Definitions and References
                          --------------------------

     (S)1.1.   Terms Defined in the Original Agreement.  Unless the context
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otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S)1.2.   Other Defined Terms.  Unless the context otherwise requires, the
               -------------------
following terms when used in this Amendment shall have the meanings assigned to them in this (S)1.2.

               "Amendment" means this Second Amendment to Credit Agreement.
                ---------

               "Amendment Documents" means this Amendment and the Renewal Note.
                -------------------

               "Credit Agreement" means the Original Agreement as amended
                ----------------
     hereby.

               "Original Note" means the "Note" referred to and defined as such
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     in the Original Agreement.

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                                  ARTICLE II.

                       Amendments to Original Agreement
                       --------------------------------

     (S)2.1.   Defined Terms.
               -------------

     (a) The definition of "Maximum Loan Amount" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

     "'Maximum Loan Amount' means the amount of $75,000,000."
      --------------------

     (b) The following definition of "Maturity Date" is hereby added to Section
1.1 of the Original Agreement:

     "'Maturity Date' means January 1, 2003."
       -------------

     (S)2.2.   Limitation on Interest.  The last two sentences of Section 9.6 of
               ----------------------
the Original Agreement, which currently read as "In the event applicable law provides for an interest ceiling under Texas Revised Civil Statutes Annotated article 5069-1.04, that ceiling shall be the indicated rate ceiling and shall be used when appropriate in determining the Highest Lawful Rate. As used in this section the term "applicable law" means the also of the State of Texas or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.", are hereby amended to read as follows:

               "In the event applicable Law provides for an interest ceiling under (S)303 of the Texas Finance Code (the "Texas Finance Code") and Chapter 1D of Title 79, Tex.Rev.Civ.Stats. 1925 ("Chapter 1D") as amended, respectively for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code and Chapter 1D and shall be used when appropriate in determining the Highest Lawful Rate, provided that if any applicable Law permits greater interest, the Law permitting the greatest interest shall be used when appropriate for calculating the Highest Lawful Rate and for all other purposes. As used in this section, the term "applicable Law" means the Laws of the State of Texas or the Laws of the United States of America, whichever Laws allow the greater interest, as such Laws now exist or may be changed or amended or come into effect in the future."

     (S)2.3.   Borrowing Base.  Pursuant to Section 2.11 of the Credit
               --------------
Agreement, Lender hereby notifies Borrower that the new Borrowing Base available under the Credit Agreement from the date hereof until the next Determination Date shall be $55,000,000.

     (S)2.4.   Replacement of Exhibit A.  Exhibit A to the Original Agreement is
               ------------------------
hereby amended in its entirety to read as set forth in Exhibit A-1 attached hereto.

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                                 ARTICLE III.

                          Conditions of Effectiveness
                          ---------------------------

     (S)3.1.   Effective Date.  This Amendment shall become effective as of the
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date first above written when and only when Lender shall have received, at
Lender's office, all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Lender, duly authorized, executed and delivered, and in form and substance satisfactory to Lender:

               (a) Amendment.  A counterpart of this Amendment executed by
                   ---------
     Borrower;

               (b) Renewal Note.  Borrower's promissory note with appropriate
                   ------------
     insertions in the form attached hereto as Exhibit A-1 payable to the order of Lender (such note being herein called the "Renewal Note"), duly executed on behalf of Borrower, dated the date hereof, and expressly renewing the Original Note;

               (c) Opinion of Counsel of Borrower.  A written opinion of Barbara
                   ------------------------------
     Schaller, counsel for Borrower, dated as of the date of this Amendment, addressed to Lender, to the effect that this Amendment and the Renewal Note have been duly authorized, executed and delivered by Borrower and that the Credit Agreement and the Renewal Note constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity);

               (d) Officer's Certificate.  A certificate of a duly authorized
                   ---------------------
     officer of Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness; and (ii) as to such other corporate matters as Lender shall deem necessary; and

               (e) Other Documents.  Such other supporting documents as Lender
                   ---------------
     may reasonably request.

                                  ARTICLE IV.

                        Representations and Warranties
                        ------------------------------

     (S)4.1.   Representations and Warranties of Borrower.  In order to induce
               ------------------------------------------
Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

               (a) Except for the representations and warranties contained in subsection 5.1(b) of the Original Agreement regarding the Guarantor and the

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     Subsidiaries of Guarantor, the representations and warranties contained in subsections (a), (b), (c), (d), (e), (f) and (g) of Section 5.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

               (b) Borrower is duly authorized to execute and deliver this Amendment and the Renewal Note and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the Renewal Note and to authorize the performance of the obligations of Borrower hereunder and thereunder.

               (c) The execution and delivery by Borrower of this Amendment and the Renewal Note, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgement, license, order or permit applicable to or binding upon Borrower, or results in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and the Renewal Note or to consummate the transactions contemplated hereby and thereby.

               (d) When duly executed and delivered, each of this Amendment, the Credit Agreement and the Renewal Note will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

               (e) The audited annual financial statements of Borrower dated as of December 31, 1997 fairly represent the financial position at such dates and the statement of operations and the changes in financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Lender. Since December 31, 1997, no material adverse change has occurred in the financial condition or business of Borrower.

                                  ARTICLE V.

                                 Miscellaneous
                                 -------------

     (S)5.1.   Ratification of Agreements.  The Original Agreement as hereby
               --------------------------
amendment is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. Any reference to the Note in any other Loan Document shall be deemed to be a reference to the Renewal Note issued and

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delivered pursuant to this Amendment. The execution, delivery and effectiveness of this Amendment and the Renewal Note shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     (S)5.2.   Survival of Agreements.  All representations, warranties,
               ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan and the issuance and delivery of the Renewal Note, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Related Person hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreement and covenants of, Borrower under this Amendment and under the Credit Agreement.

     (S)5.3.   Loan Documents.  This Amendment and the Renewal Note are each a
               --------------
Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     (S)5.4.   Governing Law.  This Amendment shall be governed by and construed
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in accordance with the laws of the State of Texas and any applicable laws of the
United States of America in all respects, including construction, validity and performance.

     (S)5.5.   Counterparts.  This Amendment may be separately executed in
               ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              KEY PRODUCTION COMPANY, INC.


                              By:   /s/ Monroe W. Robertson
                                    -----------------------
                                    Senior Vice President

                              NATIONSBANK OF TEXAS, N.A.


                              By:   /s/ David C. Rubenking
                                    ----------------------
                                    Senior Vice President

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